Supplement to the
Fidelity® Aggressive Growth Fund
January 29, 2005
Prospectus

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of Fidelity® Aggressive Growth Fund will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

The following information replaces the biographical information for Rajiv Kaul found in the "Fund Management" section beginning on page 20.

Steven Calhoun is manager of Aggressive Growth Fund, which he has managed since June 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Calhoun has worked as a research analyst and manager.

FEG-05-02 November 21, 2005
1.708161.113

Supplement to the
Fidelity® Growth
Company Fund
January 29, 2005
Prospectus

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of Fidelity® Growth Company Fund will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

GCF-05-01 November 21, 2005
1.734042.106

Supplement to the
Fidelity® New
Millennium Fund®
January 29, 2005
Prospectus

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of Fidelity® New Millennium Fund® will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198, to request a free copy of the proxy statement.

NMF-05-01 November 21, 2005
1.729577.108